EXHIBIT 99.3



                         CommScope to Partner with
                 Furukawa Electtric to Acquire Interest in
                    Lucent's Fiber Optic Cable Business
                                    and
                        Second Quarter 2001 Results

                               July 24, 2001



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Forward-Looking Statements
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     This press release contains forward-looking statements regarding
     CommScope's market position, plans, fiber and fiber cable technology, outlook and effects of establishing joint ventures with Furukawa that are based on information currently available to management, management's beliefs and a number of assumptions concerning future events. Forward-looking statements are not a guarantee of performance and are subject to a number of uncertainties and other factors, which could cause the actual results to differ materially from those currently expected. The potential risks and uncertainties that could cause actual results to differ materially include, but are not limited to, the ability of the company to complete the joint venture transactions with Furukawa, the ability to integrate the joint venture operations and technologies effectively, the ability of the joint venture to maintain Lucent's customer base, the ability of the joint venture to recruit and retain qualified employees, general industry and financial market conditions, worldwide economic conditions, telecommunications industry capital spending, expected demand from AT&T and others, excess capacity, changes in cost and availability of key raw materials, successful implementation of CommScope's bimetals operation and other vertical integration activities, pricing and acceptance of CommScope's products, successful expansion and related operation of our facilities, effective implementation of our integrated information system, developments in technology, industry competition, ability of our customers to secure adequate financing, regulatory changes affecting our industries and other factors. For a more detailed description of factors that could cause such a difference, please see CommScope's filings with the Securities and Exchange Commission. In providing foward-looking statements, the Company does not inted, and is not undertaking any duty or obligation, to update these statements as a result of new information, future events or otherwise.


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Second Quarter 2001 Financial Overview
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Sales of $200           [RIGHT ARROW]  -  Broadband/Video down 11% YOY and
million; down 17%                         down 6% sequentially, (Fiber sales
YOY and down 8%                           >15% of total Company sales)
sequentially
                                       -  LAN up 4% YOY and 7% sequentially

                                       -  Wireless & Other Telecom down 60%
                                          YOY and down 38% sequentially due
                                          mainly to lower Other Telecom sales
                                          (Wireless sales down YOY, but up
                                          >10% sequentially)


Orders of $156          [RIGHT ARROW]  -  Current orders of $156m vs. $293m
million; down 47%                         in Q2-00
from prior year
                                       -  Book-to-bill of 0.8 with domestic
                                          stronger than international



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Second Quarter 2001 Financial Overview
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Pretax charges of       [RIGHT ARROW]  -  Related to impairment of certain
$12.6 million, or                         assets
approximately
$0.15 per diluted                      -  Write down of Kings Mountain
share, net of tax                         facility, which was under
                                          construction.  (Equipment expected
                                          to be redeployed overseas)

                                       -  Write down of various equipment

                                       -  Write off of an investment in an
                                          unconsolidated affiliate (wireless
                                          project management company)




                                                                        4

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Second Quarter 2001 Financial Overview
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Lower Margins           [RIGHT ARROW]  -  Gross margin of 24.2% vs. 26.7% in
                                          prior year due primarily to lower
                                          volumes and shifting product mix

                                       -  Operating margin of 5.8% (12.1%
                                          EXCLUDING impairment charges)


EPS of $0.27*           [RIGHT ARROW]  -  Earnings of $13.9m, or $0.27 per
                                          diluted share EXCLUDING impairment
                                          charges

                                       -  Net Income of $6.0m, or $0.11 per
                                          diluted share including impairment
                                          charges


Positive Cash           [RIGHT ARROW]  -  Capital spending of $24m in Q2-01
Flow
                                       -  $35m in operating cash flow for
                                          Q2-01

                                       -  Long-term debt 33% of book capital
                                          structure at 6.30/01

                                       -  $18m in cash on balance sheet

* Excluding impairment charges of $12.6 million or approximately $0.15 per share, net of tax

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Transaction Overview
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o  CommScope to partner with Furukawa Electric to acquire interest in Lucent's transmission fiber and fiber cable business as part of Furukawa's purchase of Lucent's Optical Fiber Business

o  Will form two separate Joint Ventures

   -  Fiber Cable JV:
      ---------------

      -  CTV = 51% interest, Furukawa = 49% interest

   -  Fiber JV*:
      ----------

      - CTV = 49% interest, Furukawa = 51% interest

      (* Includes transmission fiber; excludes specialty fiber)


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Partnering with Furukawa Electric
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o  Publicly traded Japanese company founded in 1884

o Leading international manufacturer of optical fibers and cables (nearly $1 billion in sales before this transaction)

o Has a long working relationship with Lucent and a history of successful investment/joint ventures in the U.S.

o Transaction is part of a $2.75 billion purchase by Furukawa and Corning Inc. of Lucent's entire Optical Fiber Solutions Business


                    Ideal international partner for CTV

                                                                        7

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CommScope JV Ownership
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                                 CommScope
                                (NYSE:CTV)

                             JV PARENT COMPANY


              51%                                     49%

        Cable Joint Venture                     Fiber Joint Venture*

         (includes Fitel; Germany;              (includes Sturbridge and
         Brazil; Norcross, Georgia                      Litespec)
        and interest in JV in Russia)
                                                *Transmission fiber; excludes
                                                        specialty fiber



                                                                        8

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Transaction Rationale                           [GRAPHIC OMITTED - DESCRIBE]
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o  Combines #1 maker of Coaxial cable with a leading global manufacturer of fiber optic cable to create a preeminent broadband cable supplier

o Enhances technology platform with key intellectual property and Research & Development

o Expands CTV's channel access by adding capabilities to existing "Last Mile" offerings

o  Provides CTV with strategic position in manufacturing of optical fiber

o  Allows CTV to further diversity its product offerings

o Based on CTV's preliminary due diligence, management believes that this transaction will be accretive to earnings in first full year, excluding one-time transition-related charges


          Will provide customers with end-to-end cable solutions

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Transaction Rationale
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o  Strategic transaction, which based on the last twelve months, would have more than doubled CTV's revenues

o Partnering with Furukawa - a leading global manufacturer of optical fiber products

o  Acquiring unique, high-quality assets

   -  >3000 highly skilled employees in Joint Ventures

o  Expected to create value over the long-term

o Opportunities for operating synergies that will drive efficiencies and save costs

              Obtaining first-rate fiber cable technology and
                  assets in favorable pricing environment


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Transaction Summary
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o  Price                [RIGHT ARROW]   CTV paying $650 million for
                                        approximately half of Lucent's fiber
                                        optic and fiber cable businesses

o  Financing            [RIGHT ARROW]   Mix of debt and equity

o  Structure            [RIGHT ARROW]   Optical Cable JV - CTV expects to
                                        consolidate Cable JV results, which
                                        for the last 12 months would have
                                        more than doubled CTV's revenues;
                                        CTV to appoint CEO

                                        Transmission Fiber JV - CTV expects
                                        to account for Fiber JV using equity
                                        method; Furukawa to appoint CEO

o  Conditions           [RIGHT ARROW]   Subject to various regulatory approvals
                                        and other usual closing conditions

o  Timing               [RIGHT ARROW]   Expected to close by the end of
                                        September 2001


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Cable Joint Venture
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o  2.9 million sq. ft. state-of-the-art facility in Norcross, Georgia

o Additional facilities in Germany and Brazil, with interest in Russian joint venture

o 51% Interest in Fitel, a joint venture between Lucent and Furukawa that produces high-performance fiber optic cable

o  Joint Ventures will utilize Lucent's technology leadership position

                Cable JV will be among the few producers of
               high-margin premium fiber cable in the world

                                                                        12

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Fiber Joint Venture
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o  Multimode Optical Fiber Center of Excellence in Sturbridge,
   Massachusetts

   -  Develops and manufactures graded-index multimode optical fibers

o  Litespec ownership interest

   - A joint venture between Lucent and Sumitomo Electric Lightwave corporation

   -  Manufactures single mode optical fiber


             Produces both single and multimode optical fibers

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Operational Synergies
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o  Opportunity to add leading technology and optical fiber manufacturing capabilities to CommScope's existing products and distribution channels

o  Experienced management teams

o  Highly skilled workforce provides strong partnership opportunities

o Opportunity to drive efficiencies by sharing our respective manufacturing processes and technologies

                Enhances the strengths and capabilities of
                    two leading broadband manufacturers

                                                                        14

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Expanded Customer Base
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o  CTV and Furukawa intend to build on each company's superb record of customer service

o CTV and Furukawa intend to serve existing Lucent fiber optic cable customers

o Through the joint ventures, CTV expects to significantly expand its customer base into new telecommunications markets



                                                                        15

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Compelling Industry Dynamics
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o  Exciting long-term opportunities in global optical fiber, fiber optic cable and coaxial cable markets

o Need for bandwidth and new broadband applications expected to drive growth over the long-term

o  Significant international opportunity, especially in developing nations

o By purchasing world-class assets in the current pricing environment, we believe CommScope will be well positioned to benefit when market conditions improve


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The New CommScope
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Relative % of Sales*

[Pie Chart]

Cable TV
Broadband HFC
Local Area Network
Wiress & Other Telecom


* NOTE: Chart intended to reflect proportional size only. Not intended as forecast of revenues.


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Continue Long-Term Growth Strategy
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o  Build on core strengths in fiber and coaxial cable

o  Position CTV for converging video/voice/data markets

o  Expand product lines

o  Lead through excellence

   -  World-class products, technology and service

   -  State-of-the-art manufacturing facilities

   -  Superior technical support

   -  Timely product delivery

   -  Cost leadership through technology

o  Leverage manufacturing infrastructure and intellectual property portfolio

o  Leverage global platform


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                                 QUESTIONS



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